Other Receivables and Prepayments (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Other Receivables and Prepayments [Abstract]
Advances to employees			$ 16
Deposits on projects		22	20
Prepayment to suppliers		24	69
Others		49	47
Total	[1]	$ 225	$ 152

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).